AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 26, 2006
                                                     REGISTRATION NO. 333-______
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           ---------------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                           ---------------------------
                             CATCHER HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                                     62-0201385
--------------------------------       --------------------------------------
(State or Other Jurisdiction of                  (I.R.S. Employer
Incorporation or Organization)                Identification Number)

                             39526 CHARLESTOWN PIKE
                            HAMILTON, VIRGINIA 20158
                                 (540) 882-3087
       (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)
                           ---------------------------

                     CATCHER, INC. 2005 STOCK INCENTIVE PLAN
     OPTION GRANT TO JEFF GILFORD PURSUANT TO WRITTEN COMPENSATION CONTRACT
           RESTRICTED STOCK AWARD TO JEFF GILFORD PURSUANT TO WRITTEN
                             COMPENSATION CONTRACT
          RESTRICTED STOCK AWARD TO HARRY L. CASARI PURSUANT TO WRITTEN
                             COMPENSATION CONTRACT
          RESTRICTED STOCK AWARD TO CATHAL L. FLYNN PURSUANT TO WRITTEN
                             COMPENSATION CONTRACT
         RESTRICTED STOCK AWARD TO CLAY FOUSHEE, JR. PURSUANT TO WRITTEN
                             COMPENSATION CONTRACT
       WARRANT TO STANLEY BLACKBURN PURSUANT TO WRITTEN SERVICES AGREEMENT
         WARRANT TO JEFF GILFORD PURSUANT TO WRITTEN SERVICES AGREEMENT
                           (Full title of the Plan(s))
                           ---------------------------

                               MR. CHARLES SANDER
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                             CATCHER HOLDINGS, INC.
                             39526 CHARLESTOWN PIKE
                             HAMILTON, VA 20158-3322
                                 (949) 450-5400
       (Name, address, including zip code, and telephone number, including area code, of agent for service)
                           ---------------------------

                                    COPY TO:
                             JEREMY D. GLASER, ESQ.
                             MORRISON & FOERSTER LLP
                        12531 HIGH BLUFF DRIVE, SUITE 100
                        SAN DIEGO, CALIFORNIA 92130-2040
                                 (858) 720-5100
                           ---------------------------

                                                    CALCULATION OF REGISTRATION FEE

================================================================================================================================
                                                                     PROPOSED MAXIMUM       PROPOSED MAXIMUM        AMOUNT OF
                                                     AMOUNT TO        OFFERING PRICE       AGGREGATE OFFERING     REGISTRATION
     TITLE OF SECURITIES TO BE REGISTERED        BE REGISTERED (1)       PER SHARE                PRICE                FEE
--------------------------------------------------------------------------------------------------------------------------------
2005 STOCK INCENTIVE PLAN                            2,219,000           $2.75 (2)             $6,102,250            $652.95
Common Stock, par value $0.001 per share
--------------------------------------------------------------------------------------------------------------------------------
OPTION GRANT TO JEFF GILFORD                          918,000            $3.74 (3)             $3,433,320            $367.37
Common Stock, par value $0.001 per share
--------------------------------------------------------------------------------------------------------------------------------
RESTRICTED STOCK AWARD TO JEFF GILFORD Common         100,000            $2.75 (2)              $275,000              $29.43
Stock, par value $0.001 per share
--------------------------------------------------------------------------------------------------------------------------------
RESTRICTED STOCK AWARD TO HARRY L. CASARI             60,000             $2.75 (2)              $165,000              $17.65
Common Stock, par value $0.001 per share
--------------------------------------------------------------------------------------------------------------------------------
RESTRICTED STOCK AWARD TO CATHAL L. FLYNN             60,000             $2.75 (2)              $165,000              $17.65
Common Stock, par value $0.001 per share
--------------------------------------------------------------------------------------------------------------------------------
RESTRICTED STOCK AWARD TO CLAY FOUSHEE, JR.           60,000             $2.75 (2)              $165,000              $17.65
Common Stock, par value $0.001 per share
--------------------------------------------------------------------------------------------------------------------------------
WARRANT TO STANLEY BLACKBURN                          20,000             $3.74 (4)               $74,800              $8.01
Common Stock, par value $0.001 per share
--------------------------------------------------------------------------------------------------------------------------------
WARRANT TO JEFF GILFORD                               65,000             $3.74 (5)              $243,100              $26.01
Common Stock, par value $0.001 per share
--------------------------------------------------------------------------------------------------------------------------------
Total                                                3,502,000                                 $10,623,470          $1,136.72
================================================================================================================================

(1) Pursuant to Rule 416(a), this Registration Statement shall also cover any additional securities that may be offered or issued in connection with any stock dividend, stock split, recapitalization or other similar transaction effected without receipt of consideration that increases the number of outstanding shares of Common Stock.

(2) This estimate is made pursuant to Rule 457(h) solely for purposes of calculating the registration fee, based upon the average of the high and low selling prices of the Common Stock as reported on the OTC Bulletin Board on January 24, 2006.

(3) This estimate is made pursuant to Rule 457(h) solely for purposes of calculating the registration fee, on the basis of the exercise price in effect for the option grant made to Mr. Gilford.

(4) This estimate is made pursuant to Rule 457(g) solely for purposes of calculating the registration fee, on the basis of the exercise price in effect for the warrant held by Mr. Blackburn.

(5) This estimate is made pursuant to Rule 457(g) solely for purposes of calculating the registration fee, on the basis of the exercise price in effect for the warrant held by Mr. Gilford.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

ITEM 1.    PLAN INFORMATION.

         Not required to be filed with this Registration Statement.

ITEM 2.    REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.

         Not required to be filed with this Registration Statement.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.    INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents filed with the Securities and Exchange Commission (the "SEC") by Catcher Holdings, Inc. (the "Company") are incorporated by reference in this Registration Statement:

         (1) The Company's latest annual report on Form 10-KSB filed pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), containing audited financial statements for the Company's latest fiscal year ended December 31, 2004 as filed with the SEC on March 31, 2005;

         (2) All other reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the document referred to in (1) above; and

         (3) The description of the Company's Common Stock contained in the Company's Registration Statement on Form 10-SB filed under Section 12(g) of the Exchange Act on May 29, 2003, including any subsequent amendment or report filed for the purpose of amending such description.

         All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which de-registers all securities then remaining unsold, are incorporated by reference in this Registration Statement and are a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.    DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.    INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6.    INDEMNIFICATION OF DIRECTORS AND OFFICERS.


         The Company's certificate of incorporation includes provisions to eliminate the personal liability of directors for monetary damages resulting from breaches of their fiduciary duty, except for liability for breaches of the duty of loyalty, acts, or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, violations under Section 174 of Delaware General Corporation Law, or for any transaction from which the director derived an improper personal benefit.

         Effective June 29, 2005, the Company's Board of Directors amended the Company's Bylaws to provide that the Company will indemnify its officers and directors and advance expenses to its officers and directors, to the extent permitted by the laws of the State of Delaware.


         The Company has directors and officers liability insurance.


ITEM 7.    EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.    EXHIBITS.

     See Exhibit Index.

ITEM 9.    UNDERTAKINGS.

         (a) The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

                  (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of the expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, State of Virginia, on January 26, 2006.

                                        CATCHER HOLDINGS, INC.


                                        By: /s/ Charles Sander
                                           ------------------------------------
                                           Charles Sander
                                           President and Chief Executive Officer

                                POWER OF ATTORNEY

       KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints, jointly and severally, Charles Sander and Jeff Gilford his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

       Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

               SIGNATURE                                       TITLE                                    DATE
               --------                                        -----                                    -----


/s/ Charles Sander                         President, Chief Executive Officer and Director
-----------------------------------------           (Principal Executive Officer)
Charles Sander                                                                                    January 26, 2006

/s/ Jeff Gilford                                      Chief Financial Officer
-----------------------------------------    (Principal Financial and Accounting Officer)         January 26, 2006
Jeff Gilford

-----------------------------------------              Chariman and Director
Ira Tabankin

/s/ Harry L. Casari
-----------------------------------------                     Director                            January 26, 2006
Harry L. Casari

-----------------------------------------                     Director
Cathal L. Flynn

/s/ Clay Foushee, Jr.
-----------------------------------------                     Director                            January 26, 2006
Clay Foushee, Jr.


-------------------------------------------------------------------------------------------------------------
   EXHIBIT NUMBERS                                      EXHIBIT DESCRIPTION
-------------------------------------------------------------------------------------------------------------
     3.1               Certified copy of the Amended and Restated Certificate of Incorporation of the
                       Registrant incorporated by reference to Exhibit 3.1 to the Form 8-K dated June 23,
                       2005 filed with the SEC on June 28, 2005.
-------------------------------------------------------------------------------------------------------------
     3.2               Bylaws of the Registrant incorporated by reference to
                       Exhibit 2.2 of the Form 10-SB filed with the SEC on May
                       29, 2003, as amended by Amendment No. 1 to the Bylaws of
                       the Registrant incorporated by reference to Exhibit 3.2
                       to the Form 8K dated July 29, 2005 and filed with the SEC
                       on August 1, 2005.
-------------------------------------------------------------------------------------------------------------
     4.1               2005 Stock Incentive Plan, incorporated by reference to Exhibit 10.1 to the Form 8-K dated October 27, 2005 and filed with the SEC on October 27, 2005.
-------------------------------------------------------------------------------------------------------------
     4.2               Stock Option Agreement, by and between the Company and
                       Jeff Gilford, incorporated by reference to Exhibit 10.4
                       to the Form 8-K dated June 24, 2005 filed with the SEC on
                       October 27, 2005.
-------------------------------------------------------------------------------------------------------------
     4.3               Form of Stock Option Agreement under 2005 Stock Incentive Plan, incorporated by reference to Exhibit 10.2 to the Form 8-K dated October 27, 2005 and filed with the
                       SEC on October 27, 2005.
-------------------------------------------------------------------------------------------------------------
     4.4               Form of Restricted Stock Award Agreement.
-------------------------------------------------------------------------------------------------------------
     4.5               Form of Restricted Stock Award to Jeff Gilford
-------------------------------------------------------------------------------------------------------------
     4.6               Form of Restricted Stock Award to Harry L. Casari
-------------------------------------------------------------------------------------------------------------
     4.7               Form of Restricted Stock Award to Cathal L. Flynn
-------------------------------------------------------------------------------------------------------------
     4.8               Form of Restricted Stock Award to Clay Foushee, Jr.
-------------------------------------------------------------------------------------------------------------
     4.9               Form of Warrant to Stanley Blackburn, incorporated by reference to Exhibit 4.1 to the Form 8-K dated June 23, 2005 and filed with the SEC on June 28, 2005
-------------------------------------------------------------------------------------------------------------
     4.10              Form of Warrant to Jeff Gilford, incorporated by reference to Exhibit 4.2 to the
                       Form 8-K dated June 23, 2005 and filed with the SEC on June 28, 2005
-------------------------------------------------------------------------------------------------------------
     5.1               Opinion of Morrison & Foerster LLP
-------------------------------------------------------------------------------------------------------------
    23.1               Consent of Independent Registered Public Accounting Firm
-------------------------------------------------------------------------------------------------------------
    23.2               Consent of Morrison & Foerster LLP (contained in Exhibit 5.1)
-------------------------------------------------------------------------------------------------------------
    24.1               Power of Attorney (included in the signature page of this Registration Statement)
-------------------------------------------------------------------------------------------------------------